UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2007

VCG Holding Corp.

(Exact name of registrant as specified in its charter)

Colorado	001-32208	84-1157022
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

390 Union Boulevard, Suite 540
Lakewood, Colorado	80228
(Address of Principal Executive Offices)	(Zip Code)

(303) 934-2424

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A amends each of: (i) the Current Report on Form 8-K filed by VCG Holding Corp. (the “Company”) with the Securities and Exchange Commission (the “SEC”) on November 2, 2007 (the “Original 8-K”); and (ii) the Current Report on Form 8-K/A (the “First 8-K Amendment”) filed by the Company with the SEC on November 16, 2007. The Original 8-K and the First 8-K Amendment were each filed to, among other things, disclose the Company’s entry into a Stock Purchase Agreement (the “Purchase Agreement”) dated October 29, 2007 with Manana Entertainment, Inc. (“Manana”), a Texas corporation, d/b/a Jaguar’s Gold Club Dallas (“Jaguar’s Gold Club Dallas”), and Bryan S. Foster (the “Seller”).

Item 1.01 Entry into a Material Definitive Agreement.

On April 14, 2008, the Company entered into a First Amendment to Stock Purchase Agreement, Ground Lease Agreement and Assignment of Ground Lease Agreement with Manana and the Seller (the “Amendment”). The Amendment provides that: (i) the Promissory Note set forth as Schedule 2.2 to the Purchase Agreement be deleted in its entirety and replaced with a new Promissory Note in the principal amount of $2,500,000 (the “Amended Promissory Note”), as described below; (ii) the balance of the purchase price for the Jaguar’s Gold Club Dallas of $4,020,000 (less the amount of the escrow deposit of $150,000 previously paid by the Company) shall be payable in cash at the closing of the Purchase Agreement; (iii) the Company’s obligations under the Amended Promissory Note shall be secured by certain assets, as described below; (iv) each of the Purchase Agreement, the Ground Lease Agreement dated October 26, 2007 between the Company and the Seller (the “Ground Lease”), and the Assignment of Ground Lease dated October 26, 2007 between the Company, Manana and the Seller be amended to reflect the proper name of the Company; and (v) the Company will assist and cooperate with the Seller in the effectuation of a like kind exchange under Section 1031 of the Internal Revenue Code of 1986, as amended.

In connection with the Amendment, on April 14, 2008, the Company and Manana entered into the Amended Promissory Note in favor of the Seller in the principal amount of $2,500,000. The principal amount under the Amended Promissory Note accrues interest at the rate of 12% per annum commencing April 14, 2008 until paid in full. Principal and interest under the Amended Promissory Note is payable as follows: (i) $513,972.60 is due on May 1, 2008; (ii) 23 monthly payments of $28,694.19 are due commencing on June 1, 2008; and (iii) all remaining principal and interest is due on May 1, 2010. All principal and interest due under the Amended Promissory Note may be prepaid in whole or in part by the Company at any time without penalty. Pursuant to the Security Agreement dated April 14, 2008 between the Company, Manana and the Seller (the “Security Agreement”), the Company’s obligations under the Amended Promissory Note are secured by: (i) a security interest in all of the common stock of Manana; (ii) a security interest in all of the assets of Manana, including but not limited to all inventory, machinery, equipment, furniture, fixtures, operating agreements, licenses and permits; and (iii) an assignment of the Company’s interest in the Ground Lease and all of the Company’s interest in the building and improvements on the premises which is the subject of the Ground Lease. The Security Agreement contains certain other provisions which are customary for agreements of this nature, including, but not limited to representations, warranties and covenants. The Company’s obligations under the Amended Promissory Note are further secured by a Leasehold Deed of Trust Security Agreement –

Financing Statement (the “Leasehold Deed of Trust”) dated April 14, 2008 from the Company and Manana.

The summaries of each of the Amendment, the Amended Promissory Note, the Security Agreement and the Leasehold Deed of Trust (collectively, the “Agreements”) are qualified in their entirety by reference to the full text of each of the Agreements, copies of which are attached to this Form 8-K/A as Exhibits 10.2, 10.3, 10.4 and 10.5, respectively, and are incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On April 14, 2008, in accordance with the terms of the Purchase Agreement (previously disclosed in the Original 8-K and the First 8-K Amendment) and the Amendment, the Company closed the Purchase Agreement whereby it purchased: (i) 100% of the issued and outstanding common stock of Manana for $3,520,000; and (ii) the building in which Manana operates Jaguar’s Gold Club Dallas nightclub, with all of its contents, including improvements, fixtures and personal property for $3,000,000. The aggregate purchase price of $6,520,000 was paid by the Company’s delivery to the Seller of the following: (a) earnest money in the amount of $150,000 deposited on October 29, 2007; (b) a cash payment of $3,870,000; and (c) the Amended Promissory Note in the principal amount of $2,500,000 described in Item 1.01 of this Form 8-K/A. In accordance with the terms of the Purchase Agreement, all applicable licenses and permits required to operate the nightclub have been obtained by the Company.

In connection with the closing of the Purchase Agreement, the Company entered into the Agreements described in Item 1.01 of this Form 8-K/A as well as the additional agreements described in the First 8-K Amendment. The disclosure set forth under Item 1.01 of this Current Report on Form 8-K/A is incorporated herein by reference. The summary of the Purchase Agreement and the Amendment is qualified in its entirety by reference to the full text of each of the Purchase Agreement and the Amendment, copies of which are attached to this Form 8-K/A as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

Item 8.01 Other Events.

On April 14, 2008, the Company issued a press release announcing that it closed the Purchase Agreement. A copy of this press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Identification of Exhibits
10.1*	Stock Purchase Agreement dated October 29, 2007, by and among VCG Holding Corp., or their assigns, Manana Entertainment, Inc. and Bryan S. Foster

10.2	First Amendment to Stock Purchase Agreement, Ground Lease Agreement and Assignment of Ground Lease by and between VCG Holding Corp., or their assigns, Manana Entertainment, Inc. and Bryan S. Foster

10.3	Promissory Note dated April 14, 2008

10.4	Security Agreement, dated April 14, 2008, by and between VCG Holding Corp., Manana Entertainment, Inc. and Bryan S. Foster

10.5	Leasehold Deed of Trust Security Agreement – Financing Statement from VCG Holding Corp. and Manana Entertainment, Inc.

10.6*	Covenant Not To Compete (Dallas, Texas) from Bryan S. Foster

10.7*	Covenant Not To Compete (Dallas, Texas) from former employee of Manana Entertainment, Inc.

10.8*	Ground Lease Agreement dated October 26, 2007 between VCG Holding Corp. and Bryan S. Foster

99.1**	Press release dated April 14, 2008

*	Incorporated herein by reference to the Company’s Form 8-K/A, filed on November 16, 2007.
**	Incorporated herein by reference to the Company’s Form 8-K, filed on April 16, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VCG HOLDING CORP.

Date: April 17, 2008	By:	/s/ Troy H. Lowrie
Troy H. Lowrie
Chairman of the Board and Chief Executive Officer